UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2008
KORN/FERRY INTERNATIONAL
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-14505 (Commission File Number)	95-2623879 (IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 2600
Los Angeles, California		90067
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 552-1834
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     On October 15, 2008, Korn/Ferry International (the “Company”) issued a press releasing announcing the Company’s entry into definitive purchase agreements to acquire 100% of the stock of Lore International Institute, Inc., a global provider of leadership development, executive education and coaching services. The transaction, which is subject to customary closing conditions, is expected to close within the next 30 days. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 7.01 and the exhibit hereto are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit 99.1	Press Release, dated October 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN/FERRY INTERNATIONAL (Registrant)
Date: October 15, 2008	/s/ Peter L. Dunn
(Signature)
	Name:	Peter L. Dunn
	Title:	General Counsel and Corporate Secretary